UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2016

CF CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37779	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1701 Village Center Circle, Las Vegas, Nevada 89134

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 702-323-7331

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 25, 2016, CF Corporation (the “Company”) consummated its initial public offering (“IPO”) of 60,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $600,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of 14,000,000 warrants (the “Private Placement Warrants”) to the Company’s sponsor, CF Capital Growth, LLC (the “Sponsor”) at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $14,000,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees.

A total of $600,000,000, comprised of $588,000,000 of the proceeds from the IPO, including $21,000,000 of the underwriters’ deferred discount, and $12,000,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association that would affect the substance or timing of the Company’s obligation to redeem 100% of its public shares if the Company has not consummated an initial business combination within 24 months from the closing of the IPO.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company registration statement (File No. 333-210854):

•	An Underwriting Agreement, dated May 19, 2016, among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters.

•	A Warrant Agreement, dated May 19, 2016, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated May 19, 2016, among the Company, its officers and directors and the Sponsor.

•	An Investment Management Trust Agreement, dated May 19, 2016, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated May 19, 2016, between the Company and the Sponsor.

•	An Administrative Services Agreement, dated May 19, 2016, between the Company and the Sponsor.

•	A Private Placement Warrants Purchase Agreement, dated May 19, 2016, between the Company and the Sponsor.

•	An Indemnity Agreement, dated May 19, 2016, between the Company and Chinh E. Chu.

•	An Indemnity Agreement, dated May 19, 2016, between the Company and William P. Foley, II.

•	An Indemnity Agreement, dated May 19, 2016, between the Company and Douglas B. Newton.

•	An Indemnity Agreement, dated May 19, 2016, between the Company and James A. Quella.

•	An Indemnity Agreement, dated May 19, 2016, between the Company and Richard N. Massey.

•	An Indemnity Agreement, dated May 19, 2016, between the Company and David Ducommun.

On May 19, 2016, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 19, 2016, among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters.

4.4	Warrant Agreement, dated May 19, 2016, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated May 19, 2016, among the Company, its officers and directors and CF Capital Growth, LLC.

10.2	Investment Management Trust Agreement, dated May 19, 2016, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated May 19, 2016, between the Company and CF Capital Growth, LLC.

10.4	Administrative Services Agreement, dated May 19, 2016, between the Company and CF Capital Growth, LLC.

10.5	Private Placement Warrants Purchase Agreement, dated May 19, 2016, between the Company and CF Capital Growth, LLC

10.6	Indemnity Agreement, dated May 19, 2016, between the Company and Chinh E. Chu.

10.7	Indemnity Agreement, dated May 19, 2016, between the Company and William P. Foley, II.

10.8	Indemnity Agreement, dated May 19, 2016, between the Company and Douglas B. Newton.

10.9	Indemnity Agreement, dated May 19, 2016, between the Company and James A. Quella.

10.10	Indemnity Agreement, dated May 19, 2016, between the Company and Richard N. Massey.

10.11	Indemnity Agreement, dated May 19, 2016, between the Company and David Ducommun.

99.1	Press Release, dated May 19, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF CORPORATION

	By:	/s/ Douglas Newton
Name: Douglas Newton
Title: Chief Financial Officer

Dated: May 25, 2016

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 19, 2016, among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters.

4.4	Warrant Agreement, dated May 19, 2016, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated May 19, 2016, among the Company, its officers and directors and CF Capital Growth, LLC.

10.2	Investment Management Trust Agreement, dated May 19, 2016, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated May 19, 2016, between the Company and CF Capital Growth, LLC.

10.4	Administrative Services Agreement, dated May 19, 2016, between the Company and CF Capital Growth, LLC.

10.5	Private Placement Warrants Purchase Agreement, dated May 19, 2016, between the Company and CF Capital Growth, LLC

10.6	Indemnity Agreement, dated May 19, 2016, between the Company and Chinh E. Chu.

10.7	Indemnity Agreement, dated May 19, 2016, between the Company and William P. Foley, II.

10.8	Indemnity Agreement, dated May 19, 2016, between the Company and Douglas B. Newton.

10.9	Indemnity Agreement, dated May 19, 2016, between the Company and James A. Quella.

10.10	Indemnity Agreement, dated May 19, 2016, between the Company and Richard N. Massey.

10.11	Indemnity Agreement, dated May 19, 2016, between the Company and David Ducommun.

99.1	Press Release, dated May 19, 2016.